Putnam
Asia Pacific
Growth
Fund

ANNUAL REPORT
September 30, 1995

                          (Graphic--Balance Scales)
             B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Performance highlights

(bullet) Lipper Analytical Services, Inc., an industry research firm, ranked Putnam Asia Pacific Growth Fund's class A shares in the top 7% of 15 Pacific Region funds for three-year performance as of September 30, 1995.*

(bullet) "As global growth champ, the [Asia Pacific] region is unrivaled. The World Bank forecasts that for the next decade Asia's developing economies will keep racing ahead by 8% a year, on average-- roughly three times the pace of GDP growth in the US..." --Fortune Magazine, October 30, 1995

FISCAL RESULTS AT A GLANCE
                               Class A               Class B              Class M
Total return:              NAV        POP        NAV        CDSC      NAV          POP
 ..............................................................................................
(change in value
during period plus
reinvested
distributions)
12 months ended
9/30/95                   -4.14%     -9.63%     -4.88%     -9.48%
Life of class M                                                        9.03%        5.21%

                               Class A          Class B                   Class M
Share value:               NAV        POP        NAV                  NAV          POP
 ..............................................................................................
9/30/95                   $14.64     $15.53     $14.53                  --         --
2/1/95 (inception             --       --         --                 $12.41       $12.86
of class M shares)
9/30/95                    13.58      14.41      13.37                13.53        14.02

                                                  Capital gains
Distributions:                                   Long-    Short-
                             No.     Income       term      term      Total
 ...............................................................................................
Class A                       1       .0377     $0.034    $.3733     $0.445
Class B                       1       .0377      0.034     .3733      0.445
Class M                       0         --        --         --         --


Data above represent past results and are not indicative of future performance and will differ for each class. For performance over longer periods, see pages 9-11. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge.

* Lipper rankings vary over time and do not reflect the effects of sales charges. The fund's class A shares ranked 1 out of 15 (top 7%) and 8 out of 32 (top 25%) for 3- and 1-year performance, respectively. Performance of other share classes will vary. Past performance is not indicative of future results.

From the Chairman

(Photo of George Putnam)
(c) Karsh, Ottawa

Dear Shareholder:

Those who look no further than current economic events in the Asia Pacific region in making their long-term investment decisions may fail to recognize what Putnam Asia Pacific Growth Fund's manager calls, with some understatement in my view, "attractive opportunities for investors."

As David Thomas writes in the fund's management report for the fiscal year just ended, the region's countries currently appear to have exceptional potential. Not surprisingly, Japan's continuing difficulties still dominate the economic headlines in the region, and your fund's results for the 12 months ended September 30, 1995, reflect these challenges.

As you will see in the report that follows, David believes events in the fiscal year's closing weeks provide a better idea of what may lie ahead. He is convinced that shareholders with patience and a long-term perspective may be well rewarded by their investment in this fund.

Respectfully yours,

(Signature of George Putnam)

George Putnam
Chairman of the Trustees
November 15, 1995

Report from the Fund Manager
David K. Thomas

The dramatic economic ascendancy of the Asia Pacific region is one of the most significant developments of this century. We believe Asia Pacific countries have almost unbounded potential -- and offer correspondingly attractive opportunities for investors. However, a long-term perspective is vital when evaluating the performance of Asian markets: short-term events, like those currently besetting Japan, often recede as time minimizes their importance.

At present, however, an ailing Japan continues to dampen the performance of Putnam Asia Pacific Growth Fund. Over its fiscal year ended September 30, 1995, the fund's class A shares returned -4.14% at net asset value (NAV), while class B shares returned -4.88% at NAV. Your fund's results are in line with those of Morgan Stanley Capital International's Pacific Index, which is heavily weighted in Japan and returned -4.31% over the same time.

In spite of these subdued results, we believe we are justified in our optimistic long-term outlook for the region. Indeed, the returns for your fund over the intermediate term may give a better picture of Asia's potential. The fund's class A shares gained 19.89% annualized at NAV for the three years ended September 30, 1995; over the same period, U.S. equities, as measured by the Standard & Poor's 500(R) index, rose 14.98% annualized.

(bullet)  CONFRONTING JAPAN'S WOES; POSITIONING FOR AN UPSWING

Japan, supremely confident during the 1980s, has spent much of the 1990s mired in recession. The country's gloom deepened in 1994 as major banks were confronted with potentially troubling loan defaults, government response to economic difficulties was deemed inadequate, and trade problems loomed with the United States. However, it was the ongoing strength of the yen that most threatened Japanese recovery by making Japanese exports globally uncompetitive. In response to these mounting problems, we moderately trimmed the fund's weighting in Japan over the first quarter of 1995.

Within our reduced, though significant, Japanese weighting, we concentrated on sectors that still appeared to offer growth potential and resilience. We sold flagging auto-related stocks, such as Mitsubishi and Bridgestone, and added to our technology holdings, whose values and growth prospects seemed most compelling. Two semiconductor companies in the fund's portfolio, Rohm and Kyocera, benefited nicely from the same global demand fueling the technology boom in the U.S. market. Omron, an electronics-equipment manufacturer, has been a strong performer and may be poised for growth in the months ahead. Another equipment company, Tokyo Electronics, seems similarly well positioned for earnings growth.

We are cautiously optimistic about Japan's prospects in the year ahead, mostly because, after concerted intervention in currency markets by Germany, the United States, and Japan itself, the yen has finally begun to weaken. Indeed, we expect further decline in the value of the yen and have moved to insulate our Japanese holdings with a 61% protective hedge, which will allow the fund to benefit as the yen weakens. A weaker yen's

ALLOCATIONS BY COUNTRY*

       as of                            3/31/95          9/30/95
 .............................................................................
Japan                                    46.8%            45.3%
 .............................................................................
Hong Kong                                 9.3             14.0
 .............................................................................
Singapore                                14.0             11.6
 .............................................................................
Malaysia                                  8.9              7.5
 .............................................................................
Indonesia                                 2.6              5.9
 .............................................................................
Australia                                 2.4              2.9
 .............................................................................
Thailand                                  0.7              2.5
 .............................................................................
Taiwan                                    4.0              2.2
 .............................................................................
South Korea                               2.4              1.2
 .............................................................................
Philippines                               1.2              1.1
 .............................................................................
India                                     0.7              0.5


* Based on net assets as of indicated date. Holdings will vary over time.

effect on corporate profits, coupled with low interest rates and ongoing government stimulus packages, may finally begin to lift the Japanese market -- perhaps dramatically.

(bullet)  SIGNS OF IMPENDING STRENGTH ABOUND IN OTHER REGIONAL MARKETS

Over the past six months, the Hong Kong market has gained some 13% in local currency terms, sparked in part by conditions in the United States. Indeed, Hong Kong, along with other "dollar-bloc" countries in the region, is highly sensitive to the direction of U.S. interest rates; 1994's rising U.S. interest rates pushed many of these markets lower. Our 14% position in Hong Kong, up from about 10% early in 1995, is concentrated in finance and technology. HSBC, a Hong Kong banking concern, was boosted by a local lift in mortgage lending. Cheung Kong, a property developer, may be poised for growth as the island's deflationary property spiral appears to have bottomed. We are particularly upbeat about Varitronix, a liquid-crystal display manufacturer, whose stock performed very well throughout 1995 and whose earnings continue to increase.

Singapore, which represents 11.6% of the portfolio, has had mixed results over the past six months. While economic growth has been robust -- gross domestic product (GDP) rose some 8.1% over the second quarter of 1995 -- the stock market there has been somewhat erratic. A more moderate (and thus less inflationary) GDP growth rate of 7% is expected in 1996. This, coupled with strong export growth, could bode well for Singapore's equity market in the coming months. In the fund's Singapore holdings, we have seen strong results from Venture Manufacturing, a relatively small high-technology company.

Malaysia's stock market has vacillated over the past six months. After bidding up stocks there over the first quarter of 1995, investors began to fear that an overheating economy (GDP growth over that period was among the world's highest) would ignite inflation. We have positioned much of the fund's 7.5% weighting in Malaysia in the manufacturing and construction sectors expecting the Malaysian government's seemingly endless infrastructure development projects to boost growth.

TOP 10 HOLDINGS (9/30/95)

Sampoerna Industries (Indonesia)
Clove cigarette maker
 .............................................................................
HSBC Holdings (Hong Kong)
Financial services; banking
 .............................................................................
Daiwa Securities (Japan)
Brokerage, financial services
 .............................................................................
Omron Corp. (Japan)
Specialized electronics maker
 .............................................................................
Hong Kong Electric (Hong Kong)
Electricity generator
 .............................................................................
SMC (Japan)
Air-pressure equipment
 .............................................................................
Cheung Kong Holdings (Hong Kong)
Property developer
 .............................................................................
Hutchison Whampoa (Hong Kong)
Conglomerate
 .............................................................................
Tokyo Electron (Japan)
Semiconductor manufacturer
 .............................................................................
Kurita Water Industries (Japan)
Water-treatment equipment


These holdings represent 17.95% of the fund's assets. Portfolio holdings are subject to change.

(bullet)  SMALLER COUNTRIES MIXED OVER PERIOD; OPTIMISM ABOUT REGIONAL OUTLOOK

Several smaller fund allocations, including Indonesia, Taiwan, and Thailand, were mixed performers over the past six months. In Indonesia, where we have currently committed some 5.9% of the portfolio, we saw strong performance over the fiscal year from Sampoerna, the fund's largest single holding, a clove cigarette manufacturer. Other potentially promising Indonesian firms in the fund's portfolio are Matahari, a retailer, and Astra International, a Toyota distributor.

The fund's performance was slightly hampered by our failure to participate significantly in a sharp, albeit short, stock market rise in Thailand over the second quarter. A small portion of the portfolio was also pushed down by the volatile Taiwanese market, battered by increasing tensions with China.

Ultimately, we believe that the growth prospects for the Asia Pacific region remain excellent and represent a significant opportunity for patient investors and that the fund's long-term performance record provides a much better picture of its potential than do results over this most recent period.

The views expressed throughout the report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of September 30, 1995, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.

Performance should always be considered in light of a fund's investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation primarily through common stocks and other securities of companies located in Asia and in the Pacific Basin.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
most recent calendar quarter

                            Class A               Class B              Class M
                        NAV        POP        NAV       CDSC       NAV       POP
-----------------------------------------------------------------------------------
1 year                 -4.14%     -9.63%     -4.88%     -9.48%      --        --
-----------------------------------------------------------------------------------
3 years                72.32      62.38        --         --        --        --
Annual average         19.89      17.54        --         --        --        --
-----------------------------------------------------------------------------------
Life of class A        64.08      54.71        --         --        --        --
Annual average         11.34       9.93        --         --        --        --
-----------------------------------------------------------------------------------
Life of class B          --         --       27.67      24.67       --        --
Annual average           --         --       11.05       9.93       --        --
-----------------------------------------------------------------------------------
Life of class M          --         --         --         --       9.03%     5.21%
-----------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 9/30/95

                                   MSCI Pacific       Consumer Price
                                       Index              Index
------------------------------------------------------------------------------
1 year                                 -4.31%               2.54%
------------------------------------------------------------------------------
3 years                                46.05                8.42
Annual average                         13.47                2.73
------------------------------------------------------------------------------
Life of class A                        17.86               13.65
Annual average                          3.65                2.81
------------------------------------------------------------------------------
Life of class B                         7.41                6.24
Annual average                          3.11                2.63
------------------------------------------------------------------------------
Life of class M                         4.80                1.93
------------------------------------------------------------------------------

The fund began operations on 2/20/91, offering shares now known as class A. Effective 6/1/93, the fund began offering class B shares and on 2/1/95, class M shares. Performance data represent past results and will differ for each share class. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.graphic

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000
investment since 2/20/91

Fund's class A shares at POP $15,471

MSCI International Pacific Index $11,786

Consumer Price Index $11,365

PLOT POINTS FOR LINE CHART

2/20/91   9425    10000   10000
9/30/91   8879    9558    10178
9/30/92   8978    8070    10482
9/30/93   12692   11329   10764
9/30/94   16138   12318   11083
9/30/95   15471   11786   11365

Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 6/1/93 would have been valued at $12,767 on 9/30/95 ($12,467 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/1/95 would have been valued at $10,513 on 9/30/95.


TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

The Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged list of Asian and Pacific Rim equity securities, excluding U.S., with all values expressed in U.S. dollars. Performance of the index reflects changes in market price and reinvestment of distributions net of withholding taxes. The fund's portfolio contains securities that differ from those in the indexes. Investment in the fund is subject to special international risks, such as currency fluctuations and political developments.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Relative risk/reward potential of Putnam funds

These illustrations provide a simplified guide to the risk/reward potential for funds within each category of the Putnam Family of Funds and are not intended as investment advice. Your investment advisor can help you evaluate your risk tolerance.

These rankings are relative only to Putnam funds and should not be compared to other investments. There is no guarantee that one Putnam fund will be less volatile than another, since each fund has its own investment risks. That's why it is essential to read the fund's prospectus before investing.

PUTNAM GROWTH FUNDS

Asia Pacific Growth(1)
Diversified Equity(1)
Europe Growth(1)
Global Growth(1)
Health Sciences
International New Opportunities(1,2)
Investors
Natural Resorses
New Opportunities(2)
OTC Emerging Growth(2)
Overseas Growth(1)
Vista
Voyager
Voager II

Lower Risk
Lower Reward Potential

PUTNAM GROWTH AND INCOME FUNDS

Balanced Retirement
Convertible Income-Growth
Equity Income
George Putnam
Fund for Growth and Income
Putnam Growth and Income Fund II
Utilities Growth and Income

Higher Risk
Higher Reward Potential

(1) Foreign investments are subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.

(2) This fund invests all or a portion of its assets in small to medium-sized companies, which increases the risk of price fluctuations.

(3) While U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.

PUTNAM INCOME FUNDS

Adjustable Rate U.S. Government(3)
American Government Income(3)
Diversified Income(1,3,5)
Federal Income(3)
Global Governmental(1,5)
High Yield(5)
High Yield Advantage(5)
Income
Money Market(4)
Intermediate U.S. Government(3)
Preferred Income
U.S. Government Income(3)

Lower Risk
Lower Reward Potential

PUTNAM TAX-FREE INCOME FUNDS

Intermediate Tax Exempt
Municipal Income
Singe-state tax-free Funds*
Tax Exempt Income
Tax Exempt Money Market(4)
Tax-Free High Yield(5)
Tax-Free Insured(7)

Higher Risk
Higher Reward Potential

* State tax-free funds available for Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Not available in all states.

LIFESTAGE(SM) FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments. The three portfolios are:

(bullet)  Putnam Asset Allocation: Balanced Portfolio

(bullet)  Putnam Asset Allocation: Conservative Portfolio

(bullet)  Putnam Asset Allocation: Growth Portfolio

Please call your financial advisor -- or Putnam at 1-800-225-1581 -- to obtain a prospectus for any Putnam fund. The prospectus contains more complete information, including risk considerations, charges, and expenses. Read it carefully before you invest or send money.

(4) The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price can be maintained in the future.

(5) The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.

(6) Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

(7) Bond insurance does not guarantee principal or protect against changes in market price.

Report of Independent Accountants
For the year ended September 30, 1995

To the Trustees and Shareholders of
Putnam Asia Pacific Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Growth Fund, including the portfolio of investments owned, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Growth Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 22, 1995

Portfolio of investments owned
September 30, 1995

COMMON STOCKS (94.7%)*
NUMBER OF SHARES                                                   VALUE
Australia (2.9%)(diamond bullet)
-----------------------------------------------------------------------------
   400,000     Amcor, Ltd.                                  $  2,999,808
 1,500,000     CSL Limited                                     3,969,000
   109,100     Qantas Airways Ltd. 144A+                       1,909,250
                                                            -------------
                                                               8,878,058
Hong Kong (14.0%)(diamond bullet)
-----------------------------------------------------------------------------
   922,000     Cheung Kong Holdings Ltd.                       5,020,850
   804,800     Guoco Group Ltd.                                4,028,685
 3,700,000     HKR International Ltd.                          3,134,782
   453,684     HSBC Holdings PLC                               6,308,502
 1,900,000     Hang Lung Development Co.                       3,059,760
 1,592,000     Hong Kong Electric Holdings, Ltd.               5,323,140
 1,600,000     Hong Kong Land Holdings Ltd.                    2,800,000
   909,000     Hutchison Whampoa, Ltd.                         4,926,543
 1,153,000     J.F. Indonesia Equity Fund+                     1,401,914
 4,200,000     Shun Tak Holdings Ltd.                          3,313,930
 1,745,000     Varitronix International Ltd.                   3,555,006
                                                            -------------
                                                              42,873,112
India (0.5%) (diamond bullet)
-----------------------------------------------------------------------------
   393,750     KEC International Ltd.+                         1,428,229

Indonesia (5.9%) (diamond bullet)
-----------------------------------------------------------------------------
 1,900,000     Astra International (Registered)                3,774,825
   506,925     Bank Bali (Registered)                          1,320,464
   333,000     Bank Nisp (Registered)                            323,443
   726,000     PT Ciputra Development (Registered)             1,554,566
 1,329,000     PT Matahari Putra Prima                         2,405,689
   666,700     PT Mulia Industrindo                            1,655,708
   750,000     Sampoerna Industries (Registered)               6,986,738
                                                            -------------
                                                              18,021,433
Japan (45.0%) (diamond bullet)
-----------------------------------------------------------------------------
   110,000     Alpine Electronics Inc.                         1,675,351
   210,000     Bridgestone Corp.                               3,093,186
   300,000     Brother Industries Ltd.                         1,463,928
   255,000     Dai Nippon Printing Co., Ltd.                   4,011,523
   486,000     Daiwa Securities Ltd.                           6,087,174
   364,000     Fujitsu, Ltd.                                   4,559,118
   101,000     Futaba Industrial Co., Ltd.                     4,513,627
   120,000     Glory Ltd.                                      4,232,465
    53,550     Hirose Electric Co. Ltd.                        3,337,485
    70,000     Ito Yokado Co., Ltd.                            3,843,687
   230,000     KAO Corp.                                       2,834,669
    27,000     Keyence Corp.                                   3,327,655
   159,000     Komori Corp.                                    3,743,988
   170,000     Kurita Water Ltd.                               4,599,198

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE
Japan (continued)
-----------------------------------------------------------------------------
    50,000     Kyocera Corp.                                $  4,078,156
   210,000     Marui Co., Ltd.                                 3,892,786
    65,000     Maruichi Steel Tube                             1,217,936
   200,000     Matsushita Electric Industrial Co., Ltd.        3,046,092
   172,000     Mitsubishi Bank                                 3,412,425
    91,000     Murata Manufacturing Co. Ltd.                   3,391,984
   325,000     NEC Corp.                                       4,493,988
   215,000     Nichicon                                        2,886,774
       510     Nippon Telegraph and Telephone Corp.            4,359,018
   370,000     Nishimatsu Construction Co.                     4,485,972
   250,000     Omron Corp.                                     5,761,523
    60,000     Rohm Co. Ltd.                                   3,763,527
    78,000     SMC Corp.                                       5,236,473
   136,000     Santen Pharmaceutical Co., Ltd.                 3,393,186
    60,000     Secom Co., Ltd.                                 3,967,936
   275,000     Sekisui Chemical Co., Ltd.                      3,471,944
    63,000     Shinkawa                                        2,518,737
   220,000     Takasago Thermal Engineering                    3,284,569
   240,000     Toho Bank Ltd.                                  1,563,126
   300,000     Tokio Marine & Fire Insurance Co. Ltd.          3,216,433
   110,000     Tokyo Electron Ltd.                             4,750,501
   100,000     Tostem Corp.                                    3,196,393
   150,000     Tsubakimoto Precision Prods. Ltd.               1,803,607
   100,000     Yamaguchi Bank Ltd.                             1,703,407
   174,000     Yamanouchi Pharmaceutical Co. Ltd.              3,731,062
                                                            -------------
                                                             137,950,609
Malaysia (7.5%) (diamond bullet)
-----------------------------------------------------------------------------
   300,000     Carlsberg Brewery of Malaysia                   1,385,075
   276,000     Edaran Otomobil Nasional Berhad+                2,208,000
   353,000     Genting (Berhad)                                3,048,796
   358,750     George Kent                                       685,373
   261,000     Hong Leong Industries Berhad                    1,371,224
   506,667     Leader Universal                                1,552,771
   352,000     Malayan Banking Berhad                          2,844,020
   400,000     Maruichi Malaysia                               1,544,279
 1,670,000     TA Enterprise Berhad                            2,352,955
   400,000     Telekom Malaysia (Berhad)                       3,008,955
   460,000     United Engineers                                2,947,662
                                                            -------------
                                                              22,949,110
Philippines (1.1%) (diamond bullet)
-----------------------------------------------------------------------------
    50,000     Philippine Long Distance Telephone Co. ADR      3,318,750

Singapore (11.6%) (diamond bullet)
-----------------------------------------------------------------------------
   508,000     City Developments Ltd.                          3,138,224
 1,226,000     Clipsal Industries Ltd.                         3,065,000
 1,960,000     Courts (Singapore) Ltd.                         2,834,397
   450,000     Cycle & Carriage Ltd.                           4,011,934
   394,000     Development Bank of Singapore (Registered)      4,480,730
    74,000     Edaran Otomobil Nasional                          592,000
   295,000     George Kent                                       563,582
    90,000     Hong Leong Industries                             472,836
   158,448     Jardine Matheson Holdings Ltd.                  1,069,524
   240,000     Maruichi Malaysia                                 926,567

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE
Singapore (continued)
-----------------------------------------------------------------------------
   721,000     NatSteel Ltd.                                $  1,493,120
   287,000     Singapore Airlines Ltd. (Registered)            2,659,459
   207,600     Singapore Press Holdings (Registered)           3,177,030
   371,000     SungeiWay Holdings                              1,328,256
   480,150     United Overseas Bank Ltd. (Registered)          4,145,908
   537,000     Venture Manufacturing Ltd.                      1,681,306
                                                            -------------
                                                              35,639,873
South Korea (1.2%)(diamond bullet)
-----------------------------------------------------------------------------
       216     Seoul Access Trust+                             3,564,000

Taiwan (1.5%)(diamond bullet)
-----------------------------------------------------------------------------
   186,231     Hocheng Group Corp. 144A GDR+                   1,789,252
   118,029     Tung Ho Steel Enterprise 144A GDR+              1,239,305
    41,814     Yageo Corp. GDR+                                  522,675
    79,446     Yageo 144A GDR+                                   973,214
                                                            -------------
                                                               4,524,446
Thailand (2.5%)(diamond bullet)
-----------------------------------------------------------------------------
   148,500     Alphatec Electronics (Registered)+              2,392,105
   620,100     Industrial Finance Corp. (Registered)           1,903,816
 2,150,000     Ruam Pattana Fund (Registered)                  1,307,316
 1,150,000     Sinpinyo Fund 5 (Registered)                      848,286
   150,000     Thai Farmers Bank Public Co. (Registered)       1,303,828
                                                            -------------
                                                               7,755,351
United States (1.0%)
-----------------------------------------------------------------------------
    72,000     AFLAC Inc.                                      2,988,000
-----------------------------------------------------------------------------
               Total Common Stocks (cost $273,153,352)      $289,890,971
-----------------------------------------------------------------------------

CONVERTIBLE BONDS AND NOTES (0.7%)* (diamond bullet) (cost $2,465,000)
PRINCIPAL AMOUNT                                                   VALUE
$2,550,000     Teco Electric & Machinery 144A               $  2,040,000
-----------------------------------------------------------------------------

WARRANTS (0.3%)+* (diamond bullet)
NUMBER OF WARRANTS                      EXPIRATION DATE            VALUE
-----------------------------------------------------------------------------
    75,100     Bank Bali                   8/29/00          $     49,735
        80     Luks Ind. Co. Ltd.          6/30/96                     1
       680     Sega Enterprises            8/31/99               994,160
-----------------------------------------------------------------------------
               Total Warrants (cost $917,128)               $  1,043,896
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (2.1%)* (cost $6,315,236)
PRINCIPAL AMOUNT                                                        VALUE
$6,313,000     Interest in $652,192,000 joint repurchase
                 agreement dated September 29, 1995 with
                 Goldman, Sachs & Co. due October 2, 1995
                 with respect to various U.S. Treasury
                 obligations--maturity value of $6,316,354
                 for an effective yield of 6.375%                $  6,315,236
-----------------------------------------------------------------------------
               Total Investments (cost $282,850,716)***          $299,290,103
-----------------------------------------------------------------------------

NOTES
-----------------------------------------------------------------------------

* Percentages indicated are based on net assets of $306,116,221, which correspond to a net asset value per class A, class B, and class M share of $13.58, $13.37 and $13.53, respectively.

+ Non-income-producing security.

(diamond bullet) Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada.

*** The aggregate identified cost for federal income tax purposes is $283,105,341, resulting in gross unrealized appreciation and depreciation of $29,068,727 and $12,883,965, respectively, or net unrealized appreciation of $16,184,762.


Forward Currency Contracts to Sell Outstanding at September 30, 1995

                   Market       Aggregate    Delivery     Unrealized
                    Value      Face Value      Date      Appreciation
-----------------------------------------------------------------------------
Japanese Yen    $86,739,830   $89,731,230     2/20/96     $2,991,400

ADR or GDR after the name of a holding stands for American Depository Receipt or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.




  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
September 30, 1995

Assets
---------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $282,850,716) (Note 1)                 $ 299,290,103
---------------------------------------------------------------------------------------------------------
Cash                                                                                               12,269
---------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                  3,947,421
---------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                          1,497,347
---------------------------------------------------------------------------------------------------------
Dividends and other receivables                                                                   690,347
---------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                  2,991,400
---------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                          1,141
---------------------------------------------------------------------------------------------------------
Total assets                                                                                  308,430,028
---------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                  628,659
---------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                      609,634
---------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                        605,424
---------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian (Note 2)                                             174,276
---------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                       1,001
---------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                        2,720
---------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                            224,359
---------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                             67,734
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                               2,313,807
---------------------------------------------------------------------------------------------------------
Net assets                                                                                  $ 306,116,221
---------------------------------------------------------------------------------------------------------

Represented by
---------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                             $ 300,542,233
---------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                    6,163,966
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions (Note 1)       (20,018,451)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign
currencies                                                                                     19,428,473
---------------------------------------------------------------------------------------------------------
Total--Representing net assets applicable
to capital shares outstanding                                                               $ 306,116,221
---------------------------------------------------------------------------------------------------------
Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($158,773,310 divided by 11,692,660 shares)                                                 $       13.58
---------------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $13.58)*                                             $       14.41
---------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($144,514,051 divided by 10,805,360 shares)+                                                $       13.37
---------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($2,828,860 divided by 209,045 shares)                                                      $       13.53
---------------------------------------------------------------------------------------------------------
Offering price per share (100/96.50 of $13.53)*                                             $       14.02
---------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended September 30, 1995

Investment income:
---------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $493,387)                                                  $   3,624,608
---------------------------------------------------------------------------------------------------------
Interest                                                                                          834,597
---------------------------------------------------------------------------------------------------------
Total investment income                                                                         4,459,205
---------------------------------------------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                2,212,456
---------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                  1,053,443
---------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                            92,835
---------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                  16,038
---------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                    9,968
---------------------------------------------------------------------------------------------------------
Auditing                                                                                           49,445
---------------------------------------------------------------------------------------------------------
Registration fees                                                                                  56,815
---------------------------------------------------------------------------------------------------------
Legal                                                                                              14,526
---------------------------------------------------------------------------------------------------------
Postage                                                                                            82,657
---------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                      2,997
---------------------------------------------------------------------------------------------------------
Other expenses                                                                                     20,497
---------------------------------------------------------------------------------------------------------
Distribution fees (Note 2)
---------------------------------------------------------------------------------------------------------
Class A                                                                                           375,018
---------------------------------------------------------------------------------------------------------
Class B                                                                                         1,258,258
---------------------------------------------------------------------------------------------------------
Class M                                                                                             4,944
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                  5,249,897
---------------------------------------------------------------------------------------------------------
Fees paid indirectly (Note 2)                                                                    (220,021)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                    5,029,876
---------------------------------------------------------------------------------------------------------
Net loss on investment transactions                                                              (570,671)
---------------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                              (19,160,470)
---------------------------------------------------------------------------------------------------------
Net realized gain on foreign currency translation
and forward currency contracts (Note 1)                                                         6,072,807
---------------------------------------------------------------------------------------------------------
Net unrealized foreign currency translation loss
during the year                                                                                    (3,214)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
during the year                                                                                 2,886,111
---------------------------------------------------------------------------------------------------------
Net loss on investments                                                                       (10,204,766)
---------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from
operations                                                                                  $ (10,775,437)
---------------------------------------------------------------------------------------------------------


  The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                                                   Year ended
                                                                                  September 30
                                                                      -----------------------------------
                                                                          1995                   1994
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------
Net investment loss                                                   $   (570,671)          $   (443,219)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                          (13,087,663)             8,483,816
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments,
forward currency contracts and foreign currency
translation                                                              2,882,897             14,494,683
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset resulting
from operations                                                        (10,775,437)            22,535,280
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------
Net investment income
---------------------------------------------------------------------------------------------------------
Class A                                                                   (408,458)                    --
---------------------------------------------------------------------------------------------------------
Class B                                                                   (332,113)                    --
---------------------------------------------------------------------------------------------------------
Net realized gain on investments
---------------------------------------------------------------------------------------------------------
Class A                                                                 (4,408,786)              (201,104)
---------------------------------------------------------------------------------------------------------
Class B                                                                 (3,584,353)               (93,170)
---------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       65,187,981            204,145,161
---------------------------------------------------------------------------------------------------------
Total increase in net assets                                            45,678,834            226,386,167
---------------------------------------------------------------------------------------------------------
Net assets
---------------------------------------------------------------------------------------------------------
Beginning of year                                                      260,437,387             34,051,220
---------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $6,163,966 and distribution
in excess of net investment income of $244,274,
respectively)                                                         $306,116,221           $260,437,387
---------------------------------------------------------------------------------------------------------


  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                 For the period                                    For the period
                                               February 1, 1995                                      June 1, 1993
                                                  (commencement                                     (commencement
                                              of operations) to                                 of operations) to
                                                   September 30       Year ended September 30        September 30
                                              ----------------------------------------------------------------------
                                                           1995             1995         1994               1993+
                                              ----------------------------------------------------------------------
                                                        Class M                       Class B
                                              ----------------------------------------------------------------------
Net asset value,
beginning of period                                     $ 12.41        $   14.53     $  11.54            $ 10.86
--------------------------------------------------------------------------------------------------------------------
Investment activities
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               (.01)            (.07)        (.03)              (.02)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                             1.13             (.64)        3.06                .70
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.12             (.71)        3.03                .68
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------------------------------
Net investment income                                        --             (.04)          --                 --
--------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                             --             (.41)        (.04)                --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          --             (.45)        (.04)                --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 13.53        $   13.37    $   14.53            $ 11.54
--------------------------------------------------------------------------------------------------------------------
Total investment return at net
asset value (%) (b)                                        9.03(c)         (4.88)       26.31               6.26(c)
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $ 2,829        $ 144,514    $ 110,951            $ 9,901
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) (d)                                             2.09(c)          2.31         2.27                .86(c)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                  (.45)(c)         (.62)       (.73)               (.25)(c)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    91.13(c)         91.13        65.02              79.78(c)
--------------------------------------------------------------------------------------------------------------------

                                                          For the period
                                                       February 20, 1991
                                                           (commencement
                                                       of operations) to
         Year ended September 30                            September 30
------------------------------------------------------------------------------
    1995            1994           1993            1992             1991
------------------------------------------------------------------------------
                                Class A
------------------------------------------------------------------------------
  $14.64        $  11.55        $  8.17          $ 8.08           $ 8.58
------------------------------------------------------------------------------

------------------------------------------------------------------------------
     .02             .04          (.03)            (.01)(a)         (.02)(a)
------------------------------------------------------------------------------

    (.63)           3.09          3.41              .10             (.52)
------------------------------------------------------------------------------
    (.61)           3.13          3.38              .09             (.50)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
    (.04)             --            --               --               --
------------------------------------------------------------------------------
    (.41)           (.04)           --               --               --
------------------------------------------------------------------------------
    (.45)           (.04)           --               --               --
------------------------------------------------------------------------------
  $13.58        $  14.64       $ 11.55           $ 8.17           $ 8.08
------------------------------------------------------------------------------

   (4.14)          27.15         41.37             1.11            (5.83)(c)
------------------------------------------------------------------------------

$158,773        $149,486       $24,150           $2,548           $2,084
------------------------------------------------------------------------------

    1.55            1.53          2.03             1.88(a)          1.38(a)(c)
------------------------------------------------------------------------------

     .14            (.01)         (.54)            (.06)(a)          .28(a)(c)
------------------------------------------------------------------------------
   91.13           65.02         79.78            95.67            47.11(c)
------------------------------------------------------------------------------


+ Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended September 30 , 1991 and 1992, reflect a per share reduction of approximately $0.08 and $0.01, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not annualized.

(d) The ratio of expenses to average net assets for the year or period ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2)

Notes to financial statements
September 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro- rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. (See Section F of Note 1 with respect to the valuation of options and forward currency contracts.)

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. The effects on net investment income arising from changes in exchange rates are also not segregated.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash and certain other accounts of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Foreign-currency-denominated receivables and payables are "marked-to- market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized translation gain or loss. Upon receipt or payment, the fund realizes a gain or loss amounting to the difference between the original value and the ending value of the receivable or payable. Foreign currency gains and losses related to interest receivable are reported as part of interest income.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Option accounting principles The premium paid by the fund for the purchase of a call or put option is included in the fund's "Statement of assets and liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option the fund has purchased expires on the stipulated expiration date, the fund realizes a loss in the amount of the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the fund exercises a purchased call option, the cost of the security or currency acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are decreased by the premium originally paid.

Options on foreign currencies The fund writes and purchases put and call options on foreign currencies. The accounting principles and risks involved are similar to those described above relating to options on securities. The amount of potential loss to the fund upon exercise of a written call option is the value (in U.S. dollars) of the currency sold, converted at the spot price, less the value of U.S. dollars received in exchange. The amount of potential loss to the fund upon exercise of a written put option is the value (in U.S. dollars) of the currency received converted at the spot price, less the value of the U.S. dollars paid in exchange.

Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counter parties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of post-October loss deferrals, realized and unrealized gains and losses on forward foreign currency contracts and realized and unrealized gains on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended September 30, 1995, the fund reclassified $7,719,482 to increase undistributed net investment income and $805,031 to decrease paid-in-capital, with an increase to accumulated net realized losses of $6,914,451. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $14,777. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is at an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million and 0.60% of any amount over $1.5 billion. The fee is subject to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustee fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1995, fund expenses were reduced by $220,021 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income- producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly- owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $262,063 and $6,022 from the sale of class A and class M shares, respectively. There was $288,413 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $1,860 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $290,365,204 and $228,019,622, respectively. There were no purchases or sales of U.S. government obligation during the year. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Year ended                     Year ended
                              September 30                   September 30
                       ----------------------------------------------------------
                                  1995                           1994
---------------------------------------------------------------------------------
Class A                 Shares          Amount         Shares         Amount
---------------------------------------------------------------------------------
Shares sold            15,568,780   $ 206,706,791    15,491,392    $ 213,580,560
Shares issued in
connection with
reinvestment of
distributions             329,815       4,386,545        14,011          187,312
---------------------------------------------------------------------------------
                       15,898,595     211,093,336    15,505,403      213,767,872
Shares repurchased    (14,416,240)   (191,188,659)   (7,385,357)    (103,138,353)
---------------------------------------------------------------------------------
Net increase            1,482,355   $  19,904,677     8,120,046    $ 110,629,519
---------------------------------------------------------------------------------

                              Year ended                    Year ended
                             September 30                  September 30
                       ----------------------------------------------------------
                                 1995                          1994
---------------------------------------------------------------------------------
Class B                 Shares         Amount         Shares          Amount
---------------------------------------------------------------------------------
Shares sold           12,548,682    $166,060,840     8,671,210    $120,131,536
Shares issued in
connection with
reinvestment of
distributions                 --              --         6,090          81,248
---------------------------------------------------------------------------------
                      12,548,682     166,060,840     8,677,300     120,212,784
Shares repurchased    (9,378,249)   (123,563,428)   (1,900,231)    (26,697,142)
---------------------------------------------------------------------------------
Net increase           3,170,433   $  42,497,412     6,777,069    $ 93,515,642
---------------------------------------------------------------------------------

                                           For period February 1, 1995
                                           (commencement of operations)
                                                  to September 30
                                           ----------------------------
                                                       1995
-----------------------------------------------------------------------
Class M                                    Shares                Amount
-----------------------------------------------------------------------
Shares sold                                220,645           $2,940,683
Shares issued in connection
with reinvestment of
distributions                                   --                   --
-----------------------------------------------------------------------
                                           220,645            2,940,683
Shares repurchased                         (11,600)            (154,791)
-----------------------------------------------------------------------
Net increase                               209,045           $2,785,892
-----------------------------------------------------------------------

Federal tax information


Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $.034 per share (or if different, the amount necessary to offset net capital gain earned by the fund) for classes A and B as capital gain dividends for its taxable year ended September 30, 1995.

For the period, interest and dividends from foreign countries were $4,118,000 or $.181 per share. Taxes paid to foreign countries were $493,387 or $.022 per share.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Coopers & Lybrand, L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Anthony W. Regan
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

David K. Thomas
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.


Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal 31 Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

                                                                 ============
                                                                 Bulk Rate
                                                                 U.S. Postage
                                                                 PAID
                                                                 Putnam
                                                                 Investments
                                                                 ============
PUTNAM INVESTMENTS

      The Putnam Funds
      One Post Office Square
      Boston, Massachusetts 02109


20972-844/193/470   11/95

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1)  Bold and italic typefaces are displayed in normal type.

(2)  Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columnar headings and symbols are displayed differently in this filing.

(4)  Bullet points and similar graphic signals are omitted.

(5)  Page numbering is omitted.

(6)  Trademark symbol replaced with (TM)